SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2018

BIO-TECHNE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17272	41-1427402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

614 McKinley Place NE Minneapolis, MN 55413
(Address of Principal Executive Offices) (Zip Code)

(612) 379-8854
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐     Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a0 of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders

A quorum was present at the Annual Meeting with 35,851,029 shares represented personally or by proxy, which represents approximately 95% of the outstanding shares of the Company's common stock. The voting results at the Annual Meeting were as set forth below.

Proposal No. 1 – The shareholders voted to set the number of directors at eight:

For	Against	Abstain	Broker Non-Vote
33,782,217	19,523	20,516	2,028,773

Proposal No. 2 – The shareholders elected each of the nominees to the Board of Directors:

	For	Against	Abstain	Broker Non-Vote
Charles R. Kummeth	33,141,071	661,743	19,442	2,028,773
Robert V. Baumgartner	25,855,616	7,947,261	19,379	2,028,773
Randolph C. Steer, M.D., Ph.D.	33,177,691	625,087	19,478	2,028,773
John L. Higgins	32,098,445	1,704,334	19,477	2,028,773
Roeland Nusse, Ph.D.	32,100,247	1,702,749	19,260	2,028,773
Harold J. Wiens	33,448,624	354,213	19,419	2,028,773
Joseph D. Keegan, Ph.D.	33,439,161	363,717	19,378	2,028,773
Alpna Seth, Ph.D.	32,102,199	1,700,742	19,315	2,028,773

Each nominee was elected by a majority voting standard defined in the Amended and Restated Articles of Incorporation.

Proposal No. 3 – The shareholders adopted a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Company’s Proxy Statement for the Annual Meeting:

For	Against	Abstain	Broker Non-Vote
33,295,957	463,531	62,768	2,028,773

Proposal No. 4 – The shareholders approved an amendment to the Company’s Second Amended and Restated 2010 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Vote
31,604,912	2,177,797	39,547	2,028,773

Proposal No. 5 – The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019.

For	Against	Abstain	Broker Non-Vote
35,405,171	421,319	24,539	N/A

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Second Amended and Restated 2010 Equity Incentive Plan.

10.2	Form of Director NonQualified Stock Option Agreement for Second Amended and Restated 2010 Equity Incentive Plan.

10.3	Form of Employee NonQualified Stock Option Agreement for Second Amended and Restated 2010 Equity Incentive Plan.

10.4	Form of Incentive Stock Option Agreement for Second Amended and Restated 2010 Equity Incentive Plan.

10.5	Form of Performance Unit Agreement for Second Amended and Restated 2010 Equity Incentive Plan.

10.6	Form of Restricted Stock Award Agreement for Second Amended and Restated 2010 Equity Incentive Plan.

10.7	Form of Restricted Stock Unit Agreement for Second Amended and Restated 2010 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2018

BIO-TECHNE CORPORATION

/s/ Brenda S. Furlow
Brenda S. Furlow
Senior Vice President, General Counsel and Secretary